UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2025

OFS Capital Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	814-00813	46-1339639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 2500 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OFS	The Nasdaq Global Select Market
4.95% Notes due 2028	OFSSH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
Departure of Officer
On January 28, 2025, Jeffrey A. Cerny notified the board of directors (the “Board”) of OFS Capital Corporation (the “Company”), a Delaware corporation that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, of his intention to resign as Chief Financial Officer and Treasurer effective on March 31, 2025. The resignation was not in any way related to a disagreement with the Company on any matter relating to the Company’s operations, policies, practices or otherwise.
Mr. Cerny will remain on the Board as a Class III Director.
(c)
On January 28, 2025, the Board voted to appoint Kyle Spina as Chief Financial Officer and Treasurer of the Company, effective as of March 31, 2025, to fill the vacancy created by the resignation of Mr. Cerny.
Mr. Spina, age 38, currently serves as the Chief Accounting Officer of the Company and Vice President and Controller of Fund Accounting and Reporting for funds managed by OFS Capital Management, LLC, a Delaware limited liability company and investment adviser of the Company (the “Adviser”). Mr. Spina has more than 15 years of experience in public and private accounting. Prior to joining the Adviser in April 2021, Mr. Spina held multiple controllership roles, serving as Assistant Controller of Credit Funds for Thoma Bravo, LP from 2020 to 2021 and Controller and Accounting Manager for Fidus Investment Corporation (NASDAQ: FDUS) and affiliates from 2016 to 2020. Mr. Spina began his career in public accounting from 2009 to 2016, including serving as an Audit Manager at BDO from 2014 to 2016, focusing on audits of public companies. Mr. Spina graduated from Purdue University with a Bachelor of Science degree in Accounting and Management and has been an active Certified Public Accountant since 2010.
There is no other arrangement or understanding between Mr. Spina and any other person pursuant to which he was appointed Chief Financial Officer and Treasurer, nor is there any family relationship between Mr. Spina and any of the Company’s directors or other executive officers of the Company. There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Spina had, or will have, a direct or indirect material interest.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFS CAPITAL CORPORATION

Date: January 29, 2025	By:	/s/ Bilal Rashid
Chief Executive Officer